                             LETTER OF TRANSMITTAL

                                 EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                        AQUILA GAS PIPELINE CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE

                              DATED APRIL 9, 1999

                                       BY

                             AEC ACQUISITIONS, INC.
                     AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF
                             UTILICORP UNITED INC.

--------------------------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MAY 7, 1999 UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                              The Bank of New York

          BY MAIL:                BY FACSIMILE TRANSMISSION                BY HAND OR
     Tender & Exchange           (Eligible Institutions Only)          COURIER OVERNIGHT
         Department                     (212) 815-6213                 Tender & Exchange
       P.O. Box 11248            For Information by Telephone              Department
     New York, New York                 (800) 507-9357                 101 Barclay Street
         10286-1248                                                 Receive & Deliver Window
                                                                    New York, New York 10286

    Your bank or broker can assist you in completing this Letter of Transmittal. The instructions enclosed with this Letter of Transmittal must be followed and should be read carefully. Questions and requests for additional copies of the Offer to Purchase (as defined below) and this Letter of Transmittal may be directed to the Information Agent as indicated in Instruction 8.

    Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile or telex number other than as set forth above, will not constitute valid delivery.

    This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or if tenders of Shares are to be made by book-entry transfer into the account of the Bank of New York as Depositary (the "Depositary") at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section entitled "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in the section entitled "The Tender Offer--Terms of the Offer" of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in the section entitled "The Tender Offer-- Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
 ----------------------------------------------------------------------------------------------------
                NAME(S) & ADDRESS(ES)
               OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                   CERTIFICATES ENCLOSED
                     APPEAR(S) ON                           (ATTACH ADDITIONAL SIGNED SCHEDULE IF
                    CERTIFICATE(S)                                        NECESSARY)
------------------------------------------------------------------------------------------------------
                                                            SHARE        TOTAL NUMBER     NUMBER OF
                                                        CERTIFICATE(S)    OF SHARES         SHARES
                                                          NUMBER(S)*    REPRESENTED BY    TENDERED**
                                                                        CERTIFICATE(S)*
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                         TOTAL SHARES

------------------------------------------------------------------------------------------------------
  *   Need not be completed by Book-Entry Stockholders.
  **  Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

----------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

Check Box of Book-Entry Transfer Facility:

    / / DTC

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to AEC Acquisitions, Inc., a Delaware corporation (the "Purchaser"), the above-described shares of common stock, $.01 par value (the "Shares"), of Aquila Gas Pipeline Corporation, a Delaware corporation (the "Company"), at a purchase price of $8.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 9, 1999 and any amendments or supplements thereto (the "Offer to Purchase"), and in this Letter of Transmittal (which, together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms and conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all noncash dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after April 9, 1999 and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or a nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (a "Distribution"). The undersigned hereby appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidence of transfer and authenticity, to the Depositary for the account of the Purchaser, and (b) present such Shares (and any Distribution) for transfer on the books of the Company, and receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned irrevocably appoints designees of the Purchaser as such stockholder's proxy, each with full power of substitution to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to any Distribution. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and, if applicable, such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

    The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in the section entitled "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representations that the undersigned owns the Shares being tendered. The undersigned acknowledges that no interest will be paid on the offer price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    Unless otherwise indicated herein under "Special Payment Instructions," please mail the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificate to, the person or persons so indicated.

    The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

    Effective upon the receipt of payment for tendered Shares by the undersigned stockholder(s), the undersigned stockholder(s), on behalf of themselves and on behalf of any beneficial owner of the tendered Shares, and on behalf of all spouses, heirs, predecessors, successors, assigns, representatives, agents, parent or subsidiary corporations of such tendering stockholder(s) or such beneficial owner of the tendered Shares (including without limitation any trust of which the undersigned tendering stockholder(s) is the trustee or which is for the benefit of any undersigned tendering stockholder(s) or member of his family), releases and discharges any and all claims that any such person or entity has, had or may have against Parent, Purchaser, the Company and, without limitation, the Other Related Persons (as defined in the following sentence) arising out of, or related to, the price offered in the Offer or the consideration received by tendering stockholder(s) in the Offer. The term "Other Related Persons" as used in the preceding sentence shall mean each of Parent's, Purchaser's, and Company's past or present directors, officers, employees, partners, principals, agents, insurers or co-insurers, controlling stockholders, parent or subsidiary corporations, affiliates, attorneys, advisors, legal representatives, and assigns.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the payment and the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

  Issue / / check        / / certificate(s) to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

   ------------------------------------------------------------------
   ------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail / / check        / / certificate(s) to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

  ____________________________________________________________________________

  ____________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

  Dated: _____________, 1999

      (MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, AGENT, OFFICER OF A CORPORATION OR ANOTHER ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE AND SEE INSTRUCTION 5.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity (Full Title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDE A ZIP CODE)

  Area Code and Telephone Number.:    ________________________________________

  Tax Identification or Social Security No.: _________________________________

                  COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature(s): ___________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  Dated: _____________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Share(s)), unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included herein or (ii) if such Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in the section entitled "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section entitled "The Tender Offer--Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (NOT APPLICABLE TO BOOK-ENTRY-STOCKHOLDERS.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the purchase of Shares pursuant to the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

    If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price for Shares is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must then be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of the purchased Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby and if applicable) if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal, or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or brokers, dealers, commercial banks or trust companies.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion. See the section entitled "The Tender Offer--Certain Conditions of the Offer" of the Offer to Purchase.

    10. SUBSTITUTE FORM W-9. The tendering stockholder generally is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 contained herein. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price for Shares. The box in Part I of the Substitute Form W-9 may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part I is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will thereafter withhold 31% of any purchase price payment made for Shares before a TIN is provided to the Depositary.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a tendering stockholder whose tendered shares are accepted for purchase generally is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 contained herein. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to any stockholder with respect to Shares pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments of the purchase price for Shares, each tendering stockholder generally is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding (see Part II of Substitute Form W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

            PAYER'S NAME: THE BANK OF NEW YORK, AS DEPOSITARY AGENT

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART I--Taxpayer Identification       Social Security Number
            FORM W-9              Number-- For All Accounts enter
   Department of the Treasury     your taxpayer identification
    Internal Revenue Service      number in the appropriate box.
                                  For most individuals and sole                   OR
                                  proprietors, this is your         Employer Identification Number
                                  Social Security Number. For
                                  other entities, it is your
                                  Employer Identification Number.
                                  If you do not have a number,
                                  see "How to Obtain a TIN" in          If awaiting TIN, write
                                  the enclosed GUIDELINES.                  "Applied For".
                                  Note: If the account is in more
                                  than one name, see the chart on
                                  page 2 of the enclosed
                                  GUIDELINES to determine what
                                  number to enter.
                                  PART II--For Payees Exempt From
                                  Backup Withholding (see
                                  enclosed GUIDELINES and
                                  complete as instructed
                                  therein).
---------------------------------------------------------------------------------------------------
                                  PART III CERTIFICATION.--Under penalties of perjury, I certify that:
                                  (1) The number shown on this form is my correct taxpayer
                                  identification number, or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to
        Payer's Request           receive a taxpayer identification number to the appropriate
          for Taxpayer            Internal Revenue Service Center or Social Security Administration
     Identification Number        Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;

                                  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all
                                  interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                                  (3) Any other information provided on this form is true, correct and complete.

                                  CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding; do not cross out item (2).

                                   SIGNATURE ------------------------------------- DATE
                                   ------------------- , 1999

---------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR INSTRUCTIONS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price pursuant to the Offer made to me thereafter will be withheld until I provide a number.

  SIGNATURE
  --------------------------------------------------------                DATE
  ------------------ , 1999

--------------------------------------------------------------------------------

    IMPORTANT: If a stockholder desires to accept the Offer, this Letter of Transmittal (or a facsimile hereof), together with certificates or confirmation of Book-Entry Transfer and all other required documents, or the notice of guaranteed delivery, must be received by the Depositary prior to the Expiration Date.

    For additional information, please contact the Information Agent or the Dealer Manager.

                    The Information Agent for the Offer is:

                               Morrow & Co., Inc.
                                     (LOGO)

                     Banks and Brokerage Firms please call:

                                 (800) 662-5200

                            Toll Free (800) 566-9061

                      The Dealer Manager for the Offer is:

                          DONALDSON, LUFKIN & JENRETTE
                                277 PARK AVENUE
                            NEW YORK, NEW YORK 10172
                                 (877) 864-4755
                                  (TOLL FREE)
                                 (212) 892-0314